Exhibit 99.2

Devon Energy Fourth-Quarter 2021

Supplemental Tables

TABLE OF CONTENTS:	PAGE:
Income Statement	2

Supplemental Information for Income Statement	3

Cash Flow Statement	4

Balance Sheet	5

Production by Asset	6

Capital, Costs Incurred and Reserves Reconciliation	7

Well Activity by Asset	8

Realized Price by Asset	9

Per-Unit Cash Margin by Asset	10

Non-GAAP Core Earnings (Loss)	11

Return on Capital Employed and Non-GAAP EBITDAX	12

Net Debt, Net Debt-to-EBITDAX, Free Cash Flow and Reinvestment Rate	13

Variable Dividend	14

CONSOLIDATED STATEMENTS OF EARNINGS

(in millions, except per share amounts)	2021				2020
	Quarter 4	Quarter 3	Quarter 2	Quarter 1	Quarter 4
Oil, gas and NGL sales	$2,985	$2,635	$2,154	$1,757	$786
Oil, gas and NGL derivatives (1)	22	(335)	(703)	(528)	(117)
Marketing and midstream revenues	1,266	1,166	966	821	611

Total revenues	4,273	3,466	2,417	2,050	1,280

Production expenses (2)	605	555	513	458	271
Exploration expenses	5	3	3	3	4
Marketing and midstream expenses	1,266	1,165	965	842	618
Depreciation, depletion and amortization	577	578	536	467	301
Asset impairments	—	—	—	—	27
Asset dispositions	(49)	—	(87)	(32)	(1)
General and administrative expenses	95	95	94	107	82
Financing costs, net (3)	86	86	80	77	70
Restructuring and transaction costs	28	18	23	189	17
Other, net	(2)	2	(14)	(29)	1

Total expenses	2,611	2,502	2,113	2,082	1,390

Earnings (loss) from continuing operations before income taxes	1,662	964	304	(32)	(110)
Income tax expense (benefit)	150	120	43	(248)	(37)

Net earnings (loss) from continuing operations	1,512	844	261	216	(73)
Net loss from discontinued operations, net of taxes	—	—	—	—	(25)

Net earnings (loss)	1,512	844	261	216	(98)
Net earnings attributable to noncontrolling interests	6	6	5	3	4

Net earnings (loss) attributable to Devon	$1,506	$838	$256	$213	$(102)

Basic net earnings (loss) per share:
Continuing operations	$2.24	$1.24	$0.38	$0.33	$(0.20)
Discontinued operations	—	—	—	—	(0.07)

Basic net earnings (loss) per share	$2.24	$1.24	$0.38	$0.33	$(0.27)

Diluted net earnings (loss) per share:
Continuing operations	$2.23	$1.24	$0.38	$0.32	$(0.20)
Discontinued operations	—	—	—	—	(0.07)

Diluted net earnings (loss) per share	$2.23	$1.24	$0.38	$0.32	$(0.27)

Weighted average common shares outstanding:
Basic	671	677	677	654	383
Diluted	673	679	679	656	383

SUPPLEMENTAL INFORMATION FOR CONSLIDATED STATEMENTS OF EARNINGS

(1) OIL, GAS AND NGL DERIVATIVES

(in millions)	2021				2020
	Quarter 4	Quarter 3	Quarter 2	Quarter 1	Quarter 4
Derivative cash settlements	$(493)	$(370)	$(367)	$(232)	$(27)
Derivative valuation changes	515	35	(336)	(296)	(90)

Oil, gas and NGL derivatives	$22	$(335)	$(703)	$(528)	$(117)

(2) PRODUCTION EXPENSES

(in millions)	2021				2020
	Quarter 4	Quarter 3	Quarter 2	Quarter 1	Quarter 4
Lease operating expense	$235	$215	$210	$199	$91
Gathering, processing & transportation	173	157	147	129	130
Production taxes	197	176	143	117	47
Property taxes	—	7	13	13	3

Production expenses	$605	$555	$513	$458	$271

(3) FINANCING COSTS, NET

(in millions)	2021				2020
	Quarter 4	Quarter 3	Quarter 2	Quarter 1	Quarter 4
Interest based on outstanding debt	$92	$93	$98	$105	$65
Gain on early retirement of debt	—	—	(10)	(20)	—
Interest income	—	(1)	—	(1)	—
Other	(6)	(6)	(8)	(7)	5

Financing costs, net	$86	$86	$80	$77	$70

CONSOLIDATED STATEMENTS OF CASH FLOWS

(in millions)	2021				2020
	Quarter 4	Quarter 3	Quarter 2	Quarter 1	Quarter 4
Cash flows from operating activities:
Net earnings (loss)	$1,512	$844	$261	$216	$(98)
Adjustments to reconcile net earnings (loss) to net cash from operating activities:
Net loss from discontinued operations, net of income taxes	—	—	—	—	25
Depreciation, depletion and amortization	577	578	536	467	301
Asset impairments	—	—	—	—	27
Leasehold impairments	1	1	1	1	3
(Amortization) accretion of liabilities	(6)	(7)	(7)	(7)	8
Total (gains) losses on commodity derivatives	(22)	335	703	528	117
Cash settlements on commodity derivatives	(493)	(370)	(367)	(232)	(27)
Gains on asset dispositions	(49)	—	(87)	(32)	(1)
Deferred income tax expense (benefit)	149	119	24	(243)	(17)
Share-based compensation	19	19	20	41	18
Early retirement of debt	—	—	(10)	(20)	—
Other	2	11	2	—	—
Changes in assets and liabilities, net	(74)	68	17	(127)	2

Net cash from operating activities – continuing operations	1,616	1,598	1,093	592	358

Cash flows from investing activities:
Capital expenditures	(512)	(474)	(504)	(499)	(217)
Acquisitions of property and equipment	(3)	(10)	(5)	—	(3)
Divestitures of property and equipment	14	1	49	15	5
WPX acquired cash	—	—	—	344	—
Distributions from equity method investments	8	9	8	10	—
Contributions to equity method investments	(25)	—	—	—	—

Net cash from investing activities – continuing operations	(518)	(474)	(452)	(130)	(215)

Cash flows from financing activities:
Repayments of long-term debt	—	—	(710)	(533)	—
Early retirement of debt	—	—	(32)	(27)	—
Repurchases of common stock	(589)	—	—	—	—
Dividends paid on common stock	(554)	(329)	(229)	(203)	(138)
Contributions from noncontrolling interests	—	1	3	—	9
Distributions to noncontrolling interests	(6)	(6)	(5)	(4)	(4)
Acquisition of noncontrolling interests	—	—	—	(24)	—
Shares exchanged for tax withholdings and other	—	(3)	(9)	(33)	(1)

Net cash from financing activities – continuing operations	(1,149)	(337)	(982)	(824)	(134)

Effect of exchange rate changes on cash – continuing	1	(5)	2	3	—

Net change in cash, cash equivalents and restricted cash of continuing operations	(50)	782	(339)	(359)	9

Cash flows from discontinued operations:
Operating activities	—	—	—	—	19
Investing activities	—	—	—	—	310
Effect of exchange rate changes on cash	—	—	—	—	2

Net change in cash, cash equivalents and restricted cash of discontinued operations	—	—	—	—	331

Net change in cash, cash equivalents and restricted cash	(50)	782	(339)	(359)	340
Cash, cash equivalents and restricted cash at beginning of period	2,321	1,539	1,878	2,237	1,897

Cash, cash equivalents and restricted cash at end of period	$2,271	$2,321	$1,539	$1,878	$2,237

Reconciliation of cash, cash equivalents and restricted cash:
Cash and cash equivalents	$2,099	$2,144	$1,348	$1,683	$2,047
Restricted cash	172	177	191	195	190

Total cash, cash equivalents and restricted cash	$2,271	$2,321	$1,539	$1,878	$2,237

CONSOLIDATED BALANCE SHEETS

(in millions)	December 31,	December 31,
	2021	2020
Current assets:
Cash, cash equivalents and restricted cash	$2,271	$2,237
Accounts receivable	1,543	601
Income tax receivable	83	174
Other current assets	352	248

Total current assets	4,249	3,260
Oil and gas property and equipment, based on successful efforts accounting, net	13,536	4,436
Other property and equipment, net	1,472	957

Total property and equipment, net	15,008	5,393
Goodwill	753	753
Right-of-use assets	235	223
Investments	402	12
Other long-term assets	378	271

Total assets	$21,025	$9,912

Current liabilities:
Accounts payable	$500	$242
Revenues and royalties payable	1,456	662
Other current liabilities	1,131	536

Total current liabilities	3,087	1,440
Long-term debt	6,482	4,298
Lease liabilities	252	246
Asset retirement obligations	468	358
Other long-term liabilities	1,050	551
Deferred income taxes	287	—
Stockholders’ equity:
Common stock	66	38
Additional paid-in capital	7,636	2,766
Retained earnings	1,692	208
Accumulated other comprehensive loss	(132)	(127)

Total stockholders’ equity attributable to Devon	9,262	2,885
Noncontrolling interests	137	134

Total equity	9,399	3,019

Total liabilities and equity	$21,025	$9,912

Common shares outstanding	663	382

PRODUCTION TREND

	2021				2020
	Quarter 4	Quarter 3	Quarter 2	Quarter 1	Quarter 4
Oil (MBbls/d)
Delaware Basin	213	213	191	172	99
Anadarko Basin	14	14	17	13	16
Williston Basin	36	39	46	44	—
Eagle Ford	19	20	18	16	18
Powder River Basin	14	14	16	17	16
Other	4	3	3	6	7

Total	300	303	291	268	156

Natural gas liquids (MBbls/d)
Delaware Basin	107	100	82	60	43
Anadarko Basin	27	25	26	21	25
Williston Basin	9	9	9	8	—
Eagle Ford	9	11	9	6	9
Powder River Basin	2	3	3	3	3
Other	—	—	—	1	—

Total	154	148	129	99	80

Gas (MMcf/d)
Delaware Basin	577	578	513	471	267
Anadarko Basin	222	219	225	200	233
Williston Basin	64	59	61	49	—
Eagle Ford	60	67	59	47	60
Powder River Basin	19	19	21	21	22
Other	1	1	2	3	2

Total	943	943	881	791	584

Total oil equivalent (MBoe/d)
Delaware Basin	416	409	358	310	186
Anadarko Basin	78	75	80	68	81
Williston Basin	55	58	66	61	—
Eagle Ford	38	42	37	30	37
Powder River Basin	19	20	22	23	22
Other	5	4	4	7	7

Total	611	608	567	499	333

CAPITAL EXPENDITURES

(in millions)	2021				2020
	Quarter 4	Quarter 3	Quarter 2	Quarter 1	Quarter 4
Delaware Basin	$392	$363	$394	$355	$153
Anadarko Basin	19	15	11	13	3
Williston Basin	25	13	19	20	—
Eagle Ford	21	34	36	29	2
Powder River Basin	27	15	5	27	22
Other	2	2	2	3	3

Total upstream capital	$486	$442	$467	$447	$183

Midstream	14	11	22	24	3
Other	21	28	20	16	3

Total capital	$521	$481	$509	$487	$189

COSTS INCURRED AND RESERVES RECONCILIATION

COSTS INCURRED

	Year Ended December 31,
(in millions)	2021	2020
Property acquisition costs:
Proved properties	$7,017	$—
Unproved properties	2,381	8
Exploration costs	212	159
Development costs	1,643	820

Costs incurred	$11,253	$987

RESERVES RECONCILIATION

	Oil (MMBbls)	Gas (Bcf)	NGL (MMBbls)	Total (MMBoe)
As of December 31, 2020:
Proved developed	194	1,244	173	574
Proved undeveloped	88	268	45	178

Total Proved	282	1,512	218	752

Revisions due to prices	55	382	36	155
Revisions other than price	(23)	11	64	43
Extensions and discoveries	112	348	58	228
Purchase of reserves	393	961	110	663
Production	(106)	(325)	(48)	(209)
Sale of reserves	(4)	(11)	(1)	(7)

As of December 31, 2021:
Proved developed	544	2,361	348	1,285
Proved undeveloped	165	517	89	340

Total Proved	709	2,878	437	1,625

SUPPLEMENTAL INFORMATION FOR UPSTREAM CAPITAL EXPENDITURES

GROSS OPERATED SPUDS

	2021				2020
	Quarter 4	Quarter 3	Quarter 2	Quarter 1	Quarter 4
Delaware Basin	54	50	55	60	21
Anadarko Basin	6	9	8	8	—
Williston Basin	9	—	—	7	—
Eagle Ford	9	10	11	14	—
Powder River Basin	4	9	1	—	2

Total	82	78	75	89	23

GROSS OPERATED WELLS TIED-IN

	2021				2020
	Quarter 4	Quarter 3	Quarter 2	Quarter 1	Quarter 4
Delaware Basin	65	52	88	52	23
Anadarko Basin	12	4	6	—	—
Williston Basin	—	4	13	—	—
Eagle Ford	7	19	9	12	—
Powder River Basin	2	2	—	10	2

Total	86	81	116	74	25

AVERAGE LATERAL LENGTH

(based on wells tied-in)	2021				2020
	Quarter 4	Quarter 3	Quarter 2	Quarter 1	Quarter 4
Delaware Basin	10,100’	9,700’	10,000’	10,000’	9,800’
Anadarko Basin	11,700’	9,200’	9,600’	—	—
Williston Basin	—	9,600’	10,000’	—	—
Eagle Ford	7,100’	6,300’	5,600’	4,400’	—
Powder River Basin	9,600’	10,500’	—	9,800’	13,600’

Total	10,100’	8,900’	9,600’	9,100’	10,100’

REALIZED PRICING

BENCHMARK PRICES

(average prices)	2021				2020
	Quarter 4	Quarter 3	Quarter 2	Quarter 1	Quarter 4
Oil ($/Bbl) – West Texas Intermediate (Cushing)	$76.91	$70.64	$66.04	$57.87	$42.65
Natural Gas ($/Mcf) – Henry Hub	$5.84	$4.02	$2.83	$2.71	$2.67
NGL ($/Bbl) – Mont Belvieu Blended	$40.39	$36.85	$28.54	$25.81	$20.01

REALIZED PRICES

	2021				2020
	Quarter 4	Quarter 3	Quarter 2	Quarter 1	Quarter 4
Oil (Per Bbl)
Delaware Basin	$75.67	$68.44	$63.93	$56.07	$40.67
Anadarko Basin	76.07	69.11	63.51	55.86	40.34
Williston Basin	74.02	66.60	62.00	52.74	—
Eagle Ford	75.35	68.32	64.04	54.90	37.83
Powder River Basin	72.86	65.81	62.36	53.77	36.42
Other	76.57	75.68	72.85	55.65	39.93

Realized price without hedges	75.36	68.19	63.63	55.28	39.84
Cash settlements	(13.14)	(10.60)	(13.29)	(9.13)	(1.83)

Realized price, including cash settlements	$62.22	$57.59	$50.34	$46.15	$38.01

Natural gas liquids (Per Bbl)
Delaware Basin	$35.56	$31.34	$23.81	$26.25	$13.67
Anadarko Basin	35.66	33.20	25.55	23.14	15.65
Williston Basin	24.97	19.36	14.76	18.51	—
Eagle Ford	38.17	32.80	25.46	24.44	15.66
Powder River Basin	47.30	40.66	35.46	30.19	19.39
Other	66.22	54.51	41.19	31.86	24.24

Realized price without hedges	35.36	31.25	23.89	25.01	14.77
Cash settlements	(0.54)	(0.45)	(0.25)	(0.20)	(0.01)

Realized price, including cash settlements	$34.82	$30.80	$23.64	$24.81	$14.76

Gas (Per Mcf)
Delaware Basin	$4.60	$3.58	$2.31	$3.19	$1.51
Anadarko Basin	5.37	4.05	3.15	2.49	2.29
Williston Basin	1.53	0.65	(1.60)	(0.48)	—
Eagle Ford	5.76	4.08	3.25	3.15	2.38
Powder River Basin	6.10	4.15	3.54	5.27	2.70
Other	4.11	2.60	2.74	2.57	2.87

Realized price without hedges	4.68	3.55	2.35	2.84	1.96
Cash settlements	(1.42)	(0.78)	(0.15)	(0.15)	0.00

Realized price, including cash settlements	$3.26	$2.77	$2.20	$2.69	$1.96

Total oil equivalent (Per Boe)
Delaware Basin	$54.28	$48.29	$42.84	$40.95	$26.94
Anadarko Basin	41.39	35.62	30.34	25.35	19.79
Williston Basin	53.44	48.55	43.98	40.79	—
Eagle Ford	56.06	47.40	42.84	38.90	25.97
Powder River Basin	63.45	55.93	52.55	47.58	31.08
Other	73.63	70.49	65.37	50.58	37.67

Realized price without hedges	53.12	47.08	41.75	39.14	25.63
Cash settlements	(8.78)	(6.60)	(7.11)	(5.17)	(0.86)

Realized price, including cash settlements	$44.34	$40.48	$34.64	$33.97	$24.77

ASSET MARGINS

BENCHMARK PRICES

(average prices)	2021				2020
	Quarter 4	Quarter 3	Quarter 2	Quarter 1	Quarter 4
Oil ($/Bbl) – West Texas Intermediate (Cushing)	$76.91	$70.64	$66.04	$57.87	$42.65
Natural Gas ($/Mcf) – Henry Hub	$5.84	$4.02	$2.83	$2.71	$2.67
NGL ($/Bbl) – Mont Belvieu Blended	$40.39	$36.85	$28.54	$25.81	$20.01

PER-UNIT CASH MARGIN BY ASSET (per Boe)

	2021				2020
	Quarter 4	Quarter 3	Quarter 2	Quarter 1	Quarter 4
Delaware Basin
Realized price	$54.28	$48.29	$42.84	$40.95	$26.94
Lease operating expenses	(4.02)	(3.52)	(3.91)	(3.97)	(2.38)
Gathering, processing & transportation	(2.27)	(2.18)	(2.06)	(1.96)	(2.40)
Production & property taxes	(3.40)	(3.31)	(3.08)	(2.95)	(2.08)

Field-level cash margin	$44.59	$39.28	$33.79	$32.07	$20.08

Anadarko Basin
Realized price	$41.39	$35.62	$30.34	$25.35	$19.79
Lease operating expenses	(2.70)	(2.58)	(2.96)	(3.82)	(2.57)
Gathering, processing & transportation	(6.60)	(6.14)	(6.06)	(6.31)	(8.39)
Production & property taxes	(2.44)	(1.70)	(1.46)	(1.21)	(0.55)

Field-level cash margin	$29.65	$25.20	$19.86	$14.01	$8.28

Williston Basin
Realized price	$53.44	$48.55	$43.98	$40.79	$—
Lease operating expenses	(5.76)	(5.83)	(4.87)	(5.13)	—
Gathering, processing & transportation	(2.09)	(2.13)	(1.86)	(2.14)	—
Production & property taxes	(4.64)	(4.47)	(4.27)	(3.82)	—

Field-level cash margin	$40.95	$36.12	$32.98	$29.70	$—

Eagle Ford
Realized price	$56.06	$47.40	$42.84	$38.90	$25.97
Lease operating expenses	(3.78)	(3.43)	(3.47)	(3.89)	(2.79)
Gathering, processing & transportation	(6.65)	(4.17)	(5.56)	(6.73)	(5.89)
Production & property taxes	(2.93)	(1.99)	(1.93)	(1.71)	(0.16)

Field-level cash margin	$42.70	$37.81	$31.88	$26.57	$17.13

Powder River Basin
Realized price	$63.45	$55.93	$52.55	$47.58	$31.08
Lease operating expenses	(7.49)	(8.09)	(6.65)	(7.45)	(5.47)
Gathering, processing & transportation	(2.86)	(2.93)	(3.02)	(2.66)	(3.01)
Production & property taxes	(7.49)	(6.73)	(6.10)	(5.48)	(3.91)

Field-level cash margin	$45.61	$38.18	$36.78	$31.99	$18.69

Other
Realized price	$73.63	$70.49	$65.37	$50.58	$37.67
Lease operating expenses	(13.34)	(16.42)	(16.69)	(17.15)	(15.35)
Gathering, processing & transportation	(0.31)	(0.35)	(0.58)	(0.62)	(0.59)
Production & property taxes	(4.84)	(4.19)	(5.25)	(4.60)	(3.38)

Field-level cash margin	$55.14	$49.53	$42.85	$28.21	$18.35

Devon – Total
Realized price	$53.12	$47.08	$41.75	$39.14	$25.63
Lease operating expenses	(4.18)	(3.85)	(4.06)	(4.44)	(2.97)
Gathering, processing & transportation	(3.08)	(2.81)	(2.85)	(2.87)	(4.23)
Production & property taxes	(3.49)	(3.25)	(3.05)	(2.88)	(1.66)

Field-level cash margin	$42.37	$37.17	$31.79	$28.95	$16.77

NON-GAAP MEASURES

(all monetary values in millions, except per share amounts)

Devon’s earnings materials include non-GAAP financial measures. These non-GAAP measures are not alternatives to GAAP measures, and you should not consider these non-GAAP measures in isolation or as a substitute for analysis of our results as reported under GAAP. Below is additional disclosure regarding each of the non-GAAP measures used in the earnings materials, including reconciliations to their most directly comparable GAAP measure.

The earnings materials may include forward-looking non-GAAP measures. The company is unable to provide reconciliations of these forward-looking non-GAAP measures, because components of the calculations are inherently unpredictable, such as changes to current assets and liabilities, the timing of changes in capital accruals, unknown future events and estimating certain future GAAP measures. The inability to reliably quantify certain components of the calculation would significantly affect the usefulness and accuracy of a reconciliation.

CORE EARNINGS

Devon’s reported net earnings include items of income and expense that are typically excluded by securities analysts in their published estimates of the company’s financial results. Accordingly, the company also uses the measures of core earnings (loss) and core earnings (loss) per share attributable to Devon. Devon believes these non-GAAP measures facilitate comparisons of its performance to earnings estimates published by securities analysts. Devon also believes these non-GAAP measures can facilitate comparisons of its performance between periods and to the performance of its peers. The following table summarizes the effects of these items on full year and fourth-quarter 2021 earnings.

	Year Ended December 31, 2021				Quarter Ended December 31, 2021
	Before- tax	After- tax	After Noncontrolling Interests	Per Diluted Share	Before- tax	After- tax	After Noncontrolling Interests	Per Diluted Share
Total
Earnings (GAAP)	$2,898	$2,833	$2,813	$4.19	$1,662	$1,512	$1,506	$2.23
Adjustments:
Asset dispositions	(168)	(129)	(129)	(0.19)	(49)	(38)	(38)	(0.06)
Asset and exploration impairments	6	5	5	0.01	3	3	3	—
Deferred tax asset valuation allowance	—	(639)	(639)	(0.95)	—	(160)	(160)	(0.23)
Change in tax legislation	—	60	60	0.09	—	(2)	(2)	—
Fair value changes in financial instruments	82	63	63	0.09	(515)	(397)	(397)	(0.59)
Restructuring and transaction costs	258	224	224	0.33	28	23	23	0.04
Early retirement of debt	(30)	(23)	(23)	(0.04)	—	—	—	—

Core earnings (Non-GAAP)	$3,046	$2,394	$2,374	$3.53	$1,129	$941	$935	$1.39

RETURN ON CAPITAL EMPLOYED

Devon defines return on capital employed as pre-interest core earnings divided by average capital employed. Devon believes return on capital employed provides a useful measure of how efficiently the company is using its capital to generate profits. Average capital employed is the average of the capital employed as of the beginning and ending of the relevant period, with capital employed calculated as debt plus stockholders’ equity attributable to Devon less cash and cash equivalents. The beginning balance of capital employed is calculated pro forma for the WPX merger, which closed on January 7, 2021.

Year Ended
December 31, 2021
Earnings (GAAP)	$2,813
Non-GAAP adjustments (1)	(439)

Core earnings (Non-GAAP)	2,374
Net financing costs (GAAP)	329
Less gain on early retirement of debt	30

Adjusted net financing costs (Non-GAAP)	359
Less tax impact (21%)	(77)

After-tax adjusted net financing costs (Non-GAAP)	282

Pre-interest core earnings (Non-GAAP)	$2,656

Beginning balance:
Devon legacy	$4,298
Assumed in merger	3,562

Gross debt	7,860
Devon legacy	2,885
Equity consideration in merger	5,432

Stockholders’ equity	8,317
Devon legacy	(2,237)
Acquired in merger	(344)

Less cash	(2,581)

Beginning capital employed	$13,596

Ending balance:
Gross debt	$6,482
Stockholders’ equity	9,262
Less cash	(2,271)

Ending capital employed	$13,473

Average capital employed	$13,535

ROCE	20%

(1)	Non-GAAP adjustments detail can be found in the core earnings table on previous page.

EBITDAX

Devon believes EBITDAX provides information useful in assessing operating and financial performance across periods. Devon computes EBITDAX as net earnings from continuing operations before income tax expense; financing costs, net; exploration expenses; depreciation, depletion and amortization; asset impairments; asset disposition gains and losses; non-cash share-based compensation; non-cash valuation changes for derivatives and financial instruments; restructuring and transaction costs; accretion on discounted liabilities; and other items not related to normal operations. EBITDAX as defined by Devon may not be comparable to similarly titled measures used by other companies and should be considered in conjunction with net earnings from continuing operations.

	FY ‘21	Q4 ‘21	Q3 ‘21	Q2 ‘21	Q1 ‘21
Net earnings (GAAP)	$2,833	$1,512	$844	$261	$216
Financing costs, net	329	86	86	80	77
Income tax expense (benefit)	65	150	120	43	(248)
Exploration expenses	14	5	3	3	3
Depreciation, depletion and amortization	2,158	577	578	536	467
Asset dispositions	(168)	(49)	—	(87)	(32)
Share-based compensation	77	19	18	20	20
Derivative and financial instrument non-cash valuation changes	82	(515)	(35)	336	296
Restructuring and transaction costs	258	28	18	23	189
Accretion on discounted liabilities and other	(43)	(2)	2	(14)	(29)

EBITDAX (Non-GAAP)	$5,605	$1,811	$1,634	$1,201	$959

Annualized EBITDAX for first-quarter (Non-GAAP)					$3,836

NET DEBT

Devon defines net debt as debt less cash, cash equivalents and cash restricted for discontinued operations. Devon believes that netting these sources of cash against debt provides a clearer picture of the future demands on cash from Devon to repay debt.

	December 31, 2021	September 30, 2021	June 30, 2021	March 31, 2021
Total debt (GAAP)	$6,482	$6,492	$6,502	$7,268
Less:
Cash, cash equivalents and restricted cash	(2,271)	(2,321)	(1,539)	(1,878)

Net debt (Non-GAAP)	$4,211	$4,171	$4,963	$5,390

NET DEBT-TO-EBITDAX

Devon defines net debt-to-EBITDAX as net debt divided by an annualized EBITDAX measure. Devon believes this ratio provides information useful to investors in assessing the company’s credit position and debt leverage.

	December 31, 2021	March 31, 2021
Net debt (Non-GAAP)	$4,211	$5,390
2021 EBITDAX (Non-GAAP) (1)	$5,605	$3,836

Net debt-to-EBITDAX (Non-GAAP)	0.8	1.4

(1)	The first quarter EBITDAX is an annualized measure. See the EBITDAX table on the previous page for details.

FREE CASH FLOW AND ADJUSTED FREE CASH FLOW

Devon defines free cash flow as total operating cash flow less capital expenditures, and Devon defines adjusted free cash flow as free cash flow less cash restructuring and transaction costs. Devon believes that free cash flow and adjusted free cash flow provide a useful measure of available cash generated by operating activities for other investing and financing activities.

	Quarter Ended Dec. 31, 2021	Quarter Ended Sep. 30, 2021	Quarter Ended Jun. 30, 2021	Quarter Ended Mar. 31, 2021	Quarter Ended Dec. 31, 2020
Total operating cash flow (GAAP)	$1,616	$1,598	$1,093	$592	$358
Less capital expenditures:
Capital expenditures	(512)	(474)	(504)	(499)	(217)

Free cash flow (Non-GAAP)	1,104	1,124	589	93	141
Cash restructuring and transaction costs (Non-GAAP)	28	14	23	167	17

Adjusted free cash flow (Non-GAAP)	$1,132	$1,138	$612	$260	$158

REINVESTMENT RATE

Devon defines reinvestment rate as accrued capital expenditures divided by operating cash flow. Devon believes this measure provides useful information to our investors as an indicator of the capital demands of our business relative to the cash flow generated from normal business operations.

Quarter Ended December 31, 2021
Capital expenditures (accrued)	$521
Operating cash flow	$1,616

Reinvestment rate (Non-GAAP)	32%

VARIABLE DIVIDEND CALCULATION

Devon may pay a variable dividend up to 50 percent of its excess cash flow. Each quarter’s excess cash flow is computed as adjusted cash flow less capital expenditures and the fixed dividend.

Quarter Ended December 31, 2021
Operating cash flow (GAAP)	$1,616
Changes in assets and liabilities, net	74

Cash from operations before balance sheet changes (Non-GAAP)	1,690
Cash restructuring and transaction costs (Non-GAAP)	28

Adjusted cash flow (Non-GAAP)	1,718
Capital expenditures (Accrued)	(521)

Adjusted free cash flow (Non-GAAP)	1,197
Fixed quarterly dividend ($0.11/share)	(73)

Excess free cash flow (Non-GAAP)	$1,124
~50% Pay out (Board Discretion: Up to 50%)	~50%

Total variable dividend	$557

FIRST-QUARTER AND FULL-YEAR 2022 GUIDANCE

PRODUCTION GUIDANCE(1)

	Quarter 1 (1)		Full Year
	Low	High	Low	High
Oil (MBbls/d)	280	290	285	295
Natural gas liquids (MBbls/d)	133	137	138	148
Gas (MMcf/d)	880	920	880	940

Total oil equivalent (MBoe/d)	560	580	570	600

(1)	Production in the first quarter of 2022 is estimated to be reduced by 3 percent or 15,000 Boe per day due to the impact of severe winter weather.

CAPITAL EXPENDITURES GUIDANCE

	Quarter 1		Full Year
(in millions)	Low	High	Low	High
Upstream capital	$475	$515	$1,900	$2,200
Environmental capital	25	35	80	120
Midstream & other capital	40	60	80	120

Total capital	$540	$610	$2,060	$2,440

PRICE REALIZATIONS GUIDANCE

	Quarter 1		Full Year
	Low	High	Low	High
Oil - % of WTI	92%	100%	92%	100%
NGL - % of WTI	35%	45%	35%	45%
Natural gas - % of Henry Hub	80%	90%	80%	90%

OTHER GUIDANCE ITEMS

	Quarter 1		Full Year
($ millions, except Boe and %)	Low	High	Low	High
Marketing & midstream operating profit	$(10)	$10	$(30)	$—
LOE & GP&T per BOE	$7.50	$7.90	$7.25	$7.75
Production & property taxes as % of upstream sales	7.0%	8.0%	7.0%	8.0%
Exploration expenses	$—	$5	$5	$15
Depreciation, depletion and amortization	$475	$525	$2,050	$2,150
General & administrative expenses	$85	$95	$330	$350
Net financing costs, net	$80	$90	$335	$345
Other expenses	$—	$10	$—	$40
Total income tax rate(2)	20%	25%	20%	25%

(2)	Assumes a mid-single digit current tax rate for the first quarter and full-year 2022.

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CONTINGENT PAYMENTS FOR BARNETT SHALE DIVESTITURE (4-year period beginning in 2021)

WTI Threshold	WTI Annual Earnout Amount	Henry Hub Threshold	Henry Hub Annual Earnout Amount
$50.00	$10,000,000	$2.75	$20,000,000
$55.00	$12,500,000	$3.00	$25,000,000
$60.00	$15,000,000	$3.25	$35,000,000
$65.00	$20,000,000	$3.50	$45,000,000

2022 & 2023 HEDGING POSITIONS

Oil Commodity Hedges

	Price Swaps		Price Collars
Period	Volume (Bbls/d)	Weighted Average Price ($/Bbl)	Volume (Bbls/d)	Weighted Average Floor Price ($/Bbl)	Weighted Average Ceiling Price ($/Bbl)
Q1 2022	38,500	$44.40	32,250	$44.43	$54.43
Q2 2022	36,000	$44.63	36,000	$49.59	$65.18
Q3 2022	35,000	$44.61	38,500	$55.19	$70.90
Q4 2022	35,000	$44.61	24,000	$59.42	$78.60
Q1-Q4 2023	—	$—	2,589	$56.92	$86.09

Oil Basis Swaps

Period	Index	Volume (Bbls/d)	Weighted Average Differential to WTI ($/Bbl)
Q1-Q4 2022	BRENT/WTI Spread	1,000	$(7.75)
Q1-Q4 2022	NYMEX Roll	29,000	$0.45

Natural Gas Commodity Hedges - Henry Hub

	Price Swaps		Price Collars
Period	Volume (MMBtu/d)	Weighted Average Price ($/MMBtu)	Volume (MMBtu/d)	Weighted Average Floor Price ($/MMBtu)	Weighted Average Ceiling Price ($/MMBtu)
Q1 2022	114,000	$2.72	173,000	$2.58	$3.08
Q2 2022	110,000	$2.79	221,000	$2.84	$3.70
Q3 2022	110,000	$2.79	184,000	$2.87	$3.81
Q4 2022	110,000	$2.79	128,000	$3.05	$4.18
Q1-Q4 2023	4,959	$3.65	34,967	$3.32	$4.85

Natural Gas Basis Swaps

Period	Index	Volume (MMBtu/d)	Weighted Average Differential to Henry Hub ($/MMBtu)
Q1-Q4 2022	WAHA	70,000	$(0.57)
Q1-Q4 2023	WAHA	70,000	$(0.51)

Devon’s oil derivatives settle against the average of the prompt month NYMEX West Texas Intermediate futures price. Devon’s natural gas derivatives settle against the Inside FERC first of the month Henry Hub index. Commodity hedge positions are shown as of February 11, 2022.

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